SP Funds Trust N-CSRS

Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the SP Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the SP Funds Trust for the period ended April 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the SP Funds Trust for the stated period.

/s/ Irfan Chaudhry		/s/ Glenn Vitale
Irfan Chaudhry		Glenn Vitale
President/Principal Executive Officer,		Treasurer/Principal Financial Officer,
SP Funds Trust		SP Funds Trust

Dated:	July 4, 2026	Dated:	July 8, 2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by SP Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.